DEED OF TRUST, SECURITY AGREEMENT,
                             FINANCING STATEMENT AND
                      ASSIGNMENT OF PRODUCTION AND PROCEEDS

                          dated as of January 16, 1997
                                  by and among

                            GOLD CAPITAL CORPORATION

                                       and

                      STEWART TITLE OF NORTHEASTERN NEVADA
                                  (as Trustee)

                                       and

                         GLOBEX MINING ENTERPRISES, INC.




--------------------------------------------------------------------------------



WHEN RECORDED PLEASE
RETURN TO:

                  Randall E. Hubbard
                  Davis, Graham & Stubbs LLP
                  370 17th Street, Suite 4700
                  Denver, CO  80202
                  (303) 892-9400


--------------------------------------------------------------------------------


THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FIXTURE FILING, AND SHALL BE INDEXED NOT ONLY AS A DEED OF TRUST BUT ALSO AS A FIXTURE FILING.

                  DEED OF TRUST, SECURITY AGREEMENT, FINANCING
               STATEMENT AND ASSIGNMENT OF PRODUCTION AND PROCEEDS
               ---------------------------------------------------


     THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION AND PROCEEDS (this "Deed of Trust"), dated as of January 16, 1997 is made by and among GOLD CAPITAL CORPORATION, a Colorado corporation (the "Company"), whose address is 5525 Erindale Drive, Suite 201, Colorado Springs, Colorado USA 80918, and STEWART TITLE OF NORTHEASTERN NEVADA, a Nevada corporation (the "Trustee"), whose address is 810 Idaho Street, Elko, Nevada 89801, for the benefit of GLOBEX MINING ENTERPRISES, INC., a Quebec corporation (the "Lender"), whose address is 146 - 14th Street, Rouyn-Noranda, Quebec, Canada J9X 2J3.


                                    Recitals
                                    --------

     A. The Company has entered into a Loan Agreement with the Lender and Tonkin Springs Venture Limited Partnership, a Nevada limited partnership ("TSVLP") dated January 16, 1997 (the "Loan Agreement"), whereunder the Lender committed to extend credit and make loans to the Company, subject to the terms and conditions stated in the Loan Agreement, consisting of an Initial Advance of $415,000 and such additional amounts as may be advanced pursuant to the Loan Agreement (the "Loan");

     B. Pursuant to the Loan Agreement, the Company has executed a promissory note (the "Note"), under which the aggregate principal amount and the interest thereon are due and payable not later than the earlier of (i) the date of full execution and delivery of definitive agreements by which the Lender acquires all of the issued and outstanding shares of common stock of the Company, or (ii) August 30, 1997;

     C. It is a condition precedent to the Lender making the Loan to the Company under the Loan Agreement that the Company shall have granted the liens and security interests contemplated by this Deed of Trust; and

     D. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.


                                    Agreement
                                    ---------

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loan and disburse funds pursuant to the Loan Agreement, the Company hereby agrees with the Trustee and the Lender as follows:

                                    ARTICLE I
                                GRANT OF SECURITY
                                -----------------

     1.1 The Collateral. In order to secure the payment of the Indebtedness (as defined herein), the Company hereby grants, bargains, sells, assigns, transfers, pledges, conveys and mortgages to the Trustee for the benefit of the Lender, and for the same consideration grants a security interest to the Lender in, the following real and personal property, rights, title and interests (collectively, the "Collateral"):

          (a) Lands. All of the Company's present or hereafter acquired right, title and interest in and to (i) the agreements (and the properties covered thereby) described in Part 1 of Schedule A attached hereto and (ii) the unpatented mining claims and millsites, all described in Part 2 of Schedule A attached hereto, located in Eureka County, Nevada (collectively, the "Lands").

          (b) Improvements. All of the Company's present or hereafter acquired right, title and interest in and to all buildings, structures and improvements now or hereafter located or erected on the Lands (the "Improvements") and any and all easements, licenses and rights-of-way used in connection therewith.

          (c) Water Rights. All of the Company's present or hereafter acquired water and water rights, ditch and ditch rights, reservoir and reservoir rights of whatever nature or kind, used in relation to the Lands, including, but not limited to, the water rights described in Part 3 of Schedule A attached hereto.

          (d) Minerals. All ores, minerals and mineral resources, whether in place, mined or unmined, work in progress, produced or severed, in finished or unfinished form, in, on, under or derived from the Lands and to which the Company is presently or hereafter entitled (herein called the "Minerals").

          (e) Personal Property. All of the Company's present or hereafter acquired right, title and interest in and to the surface or subsurface machinery, furniture, goods, equipment, supplies, raw materials, goods in process, work in process, finished and unfinished products, wares and merchandise, inventory, all documents of title, and other personal property, structures and fixtures, as defined under applicable law, now or hereafter located in, on, under or affixed to the Lands or the Improvements which are used or acquired for the production, treatment, processing, storage, transportation, manufacture or sale of the Minerals and any replacements thereof, substitutions therefor or accessions thereto (the "Operating Equipment"), including, but not limited to, the personal property listed in Schedule B attached hereto.

          (f) Contract Rights. All of the Company's present or hereafter acquired right, title and interest in and to all deeds, leases, contracts and agreements for the use, sale or assignment of property, whether tangible or intangible, leaseholds, mortgages, assignments, options and licenses of every kind and description, and all documents and muniments of title relating to or in any way connected with the Lands or the Operating Equipment, whether tangible or intangible;

          (g) General Intangibles. All of the Company's present or hereafter acquired right, title or interest in and to general intangibles of every kind whatsoever and all files, books, records and other writings of the Joint Venture (as defined below), including without limitation, all records and books of account, all minute books and all stock ledgers, and also including, without limitation, all computer programs and tapes and all electronic data processing software and all other computer software, and all information of every description recorded or contained or stored in any of the foregoing, all rights of access to computer service bureaus, all service bureau service contracts, all computer data and all concepts and ideas on which said data is based, all developmental ideas and concepts, all papers, drawings, blueprints, sketches and documents relating to any of the Collateral, all databases, supplier and customer lists, all trade secrets, patents, trademarks and service marks and all applications for and licenses, rights and interests to or under or in respect of any patents, trademarks, trade names or copyrights;

          (h) Products. All of the Company's present or hereafter acquired right, title and interest in and to the severed and extracted Minerals produced from the Lands or the Project.

          (i) Proceeds. All the cash and noncash proceeds and products of the property described in subparagraphs (a) through (h) above now existing or hereafter arising, including, without limitation, whatever is received upon the sale, exchange, collection or other disposition of said property and the insurance payable by reason of loss or damage to said property (the "Proceeds"), and all additions thereto, substitutions and replacements thereof or accessions thereto.

          (j) All of the interest and rights of the Company under that certain Joint Venture Agreement between the Company and TSVLP dated as of December 31, 1993 (the "Mining Venture Agreement") creating the Tonkin Springs Project Joint Venture (the "Joint Venture") and governing operations at the Tonkin Springs Project in Eureka County, Nevada (the "Project"), including all of the income, products and proceeds of, and all additions, substitutions and accessions to, the properties and assets described in subparagraphs (a)-(i) above.

     TO HAVE AND TO HOLD all of the Collateral, together with all of the rights, privileges, benefits, hereditaments and appurtenances in any wise belonging, incidental or appertaining thereto, to the Trustee IN TRUST, NEVERTHELESS, for the security and benefit of the Lender and its successors and assigns, subject to all of the terms, conditions, covenants, agreements and trusts herein set forth. In accordance with Article 21 of that certain lease effective January 1, 1986, among the Lyle F. Campbell Trust, Julian E. Simpson and Jean E. Simpson, as lessors, and TSVLP, as lessee, which is expressly incorporated into this Deed of Trust, the Company acknowledges that the assignment of its interest in that lease pursuant to this Deed of Trust shall be null and void unless the Company provides the lessors thereunder with a bona fide copy of this Deed of Trust and any exhibits, attachments, amendments, or modifications hereto within thirty
(30) days after the date of execution of this Deed of Trust.

                                   ARTICLE II
                              INDEBTEDNESS SECURED
                              --------------------

     2.1 Obligations Secured. This instrument is executed and delivered by the Company to secure and enforce the payment and satisfaction of the Company's indebtedness under the Loan Agreement and as described below (collectively, the "Indebtedness"):

          (a) All sums advanced to the Company pursuant to the Loan Agreement as evidenced by the Note and all interest on the sums so advanced;

          (b) All sums advanced and costs and expenses incurred by the Lender in collecting any Indebtedness (directly or on its behalf by the Trustee), including, without limitation, all reasonable legal fees and expenses, made or incurred in connection with the Indebtedness or any part thereof, any renewal, extension or change of or substitution for the Indebtedness or any part thereof, or the acquisition or perfection of the security therefor, whether such advances, costs and expenses were made and incurred at the request of the Company, the Trustee or the Lender; and

          (c)  All  renewals,   extensions,   amendments   and  changes  of,  or
substitutions for, all or any part of the items described under (a) and (b) above.


                                   ARTICLE III
                    COVENANTS, REPRESENTATIONS AND WARRANTIES
                    -----------------------------------------

     3.1 Representations and Warranties. The Company represents and warrants to the Trustee and the Lender that:

          (a) Existence. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and is qualified to do business and in good standing in the State of Nevada. The Company is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business transacted by it or the nature of the property owned or leased by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on the ability of the Company to perform its obligations under this Deed of Trust.

          (b) Authority. The Company has all necessary corporate power and authority to execute, deliver, observe and perform the terms of this Deed of Trust. Neither the Company's execution and delivery of this Deed of Trust, nor the performance or observance by the Company of the provisions hereof, violates, or will violate, any provisions in the Company's articles of incorporation or bylaws, or will constitute a default or a violation under, or result in the imposition of any lien under, or conflict with, or result in any breach of any of the provisions of, any existing contract or other obligation binding upon the Company or its property or the Collateral. This Deed of Trust has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency or similar laws affecting the enforcement of creditors' rights generally). The Company's obligations hereunder will rank not less than pari passu with all of the Company's secured indebtedness to TSVLP, as evidenced by the TSVLP Security Agreement.

          (c) Litigation; Taxes. Except for Permitted Liens, there are no legal or arbitral proceedings or any proceedings by or before any judicial, governmental or regulatory body, now pending, or (to the knowledge of the Company) threatened, against the Company or pertaining to or which could affect any of its property which, if adversely determined, could have a material adverse effect on the ability of the Company to perform its obligations under this Deed of Trust, or which could have a material adverse impact on the Project. The Company has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate therefor.

          (d) Financial Condition; No Material Adverse Effect. The Company has delivered to the Lender audited consolidated financial statements as of and for the year ended December 31, 1995 and unaudited consolidated financial statements for the three quarters ended September 30, 1996, which have been certified by the principal financial officer of the Company. Such financial statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied and fairly and accurately present the financial position of the Company as of said dates and the results of its operations for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal and customary year-end adjustments). Since September 30, 1996, to the best of the Company's knowledge (except as set forth on the Schedules to the Loan Agreement), no event or condition has occurred that reasonably could be expected to have a material adverse effect on the ability of the Company to perform its obligations under this Deed of Trust.

          (e) No Approvals or Consents. No authorization or approval or other action by, and no notice to or filing with, any court, governmental authority or regulatory body, and no approval or consent of any other third party, is required for the due execution, delivery and performance by the Company of this Deed of Trust, or any other agreements or instruments required of the Company by this Agreement.

          (f) Title to Properties.

               (i) The Company owns an undivided sixty percent (60%) interest in and to the Project pursuant to the provisions of the Mining Venture Agreement. The Mining Venture Agreement is in full force and effect; provided, however, that the parties acknowledge that the Company is in technical default under the Mining Venture Agreement as to the performance of certain of the Company's obligations as Manager thereunder.

                    (ii) (A) The Company owns an undivided  sixty  percent (60%)
               interest, and, to the best of the Company's knowledge, TSVLP owns an undivided forty percent (40%) interest in and to all of the unpatented lode mining claims comprising a portion of the Project and which are described in Schedule A-1 to the Deed of Trust, which title is, subject to Liens held by TSVLP, Permitted Liens, and the Royalties described in Loan Agreement, superior and paramount to any adverse claim or right of title which may be asserted subject only to the paramount title of the United States as to any unpatented mining claims and the rights of third parties to such unpatented mining claims pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955.

                    (B) The  Company and TSVLP are tenants in common and hold an undivided one hundred percent (100%) leasehold interest in and to each of the Mining Leases. Each of the Mining Leases is in full force and effect, the lessee has performed all of its obligations thereunder (except for payment of the Advance Minimum Royalty payment due thereunder between January 1 and 15, 1997), and neither party is in default thereunder. To the best of the Company's knowledge, the title of the lessor under each of the Mining Leases to the unpatented mining claims covered thereby is, subject to Liens held by TSVLP, and the Royalties described in the Loan Agreement, superior and paramount to any adverse claim or right of title which may be asserted subject only to the paramount title of the United States as to any unpatented mining claims and the rights of third parties to such unpatented mining claims pursuant to the Multiple Mineral Development Act of 1954 and the Surface Resources and Multiple Use Act of 1955.

               (iii) With respect to the unpatented lode mining claims and millsites listed on Schedule A-1 attached hereto; (1) the Company is in exclusive possession thereof, free and clear of all liens, claims, encumbrances or other burdens on production (other than Permitted Liens, the Lien held by TSVLP pursuant to the TSVLP Security Agreement and the Royalties described in the Loan Agreement); (2) the claims were located, staked, filed and recorded on available public domain land in compliance with all applicable state and federal laws and regulations; (3) assessment work, intended in good faith to satisfy the requirements of state and federal laws and regulations and generally regarded in the mining industry as sufficient, for all assessment years up to and including the assessment year ending September 1, 1992, was timely performed on or for the benefit of the claims and affidavits evidencing such work were timely recorded; (4) claim rental and maintenance fees required to be paid under federal law in lieu of the performance of assessment work, in order to maintain the claims commencing with the assessment year ending on September 1, 1993 and through the assessment year ending on September 1, 1997, have been timely and properly paid, and affidavits or other notices evidencing such payments and required under federal or state laws or regulations have been timely and properly filed or recorded; (5) all filings with the BLM with respect to the claims which are required under the Federal Land Policy and management act of 1976 ("FLPMA") have been timely and properly made, and (6) there are no actions or administrative or other proceedings pending or to the best of the Company's knowledge threatened against or affecting the claims. With respect to the unpatented lode mining claims and millsites listed on Schedule A-2 attached hereto; (1) the Company is in exclusive possession thereof, free and clear of all liens, claims, encumbrances or other burdens of production (except as set forth in the Mining Leases); (2) to the best of the Company's knowledge, the claims were located, staked, filed and recorded on available public domain land in compliance with all applicable state and federal laws and regulations;
          (3) to the best of the Company's knowledge, assessment work, intended in good faith to satisfy the requirement of state and federal laws and regulations and generally regarded in the mining industry is sufficient, for all assessment years up to and including the assessment year ending year ending September 1, 1992, was timely performed or for the benefit of the claims and affidavits evidencing such work were timely recorded; (4) claim rental and maintenance fees required to be paid under federal law in lieu of the performance of assessment work, in order to maintain the claims commencing with the assessment year ending on September 1, 1993 and through the assessment year ending on September 1, 1997, have been timely and properly paid, and affidavits or other notices evidencing such payment and required under federal or state laws or regulations have been timely and properly filed and recorded; (5) all filings with the BLM with respect to the claims which are required under FLPMA have been timely and properly made; and (6) there are no actions or administrative or other proceedings pending or to the best of the Company's knowledge threatened against or affecting the claims. Nothing herein shall be deemed a representation that any unpatented claim listed on Schedule A contains a discovery of valuable minerals. In addition, with respect to each of the unpatented mining claims listed on Schedule A, the Company represents that they have been remonumented as necessary, and that evidence of such remonumentation has been timely and properly recorded, all in compliance with the provisions of N.R.S.Section 517.030.

               (iv) The Company has good and marketable title to the Operating Equipment described in Schedule B attached hereto. The Lands that are described in Schedule A attached hereto and the Operating Equipment described in Schedule B attached hereto constitute all of the properties and assets, tangible or intangible, real or personal, which are used in the conduct of the business of the Company, as such business is presently being conducted and as pertains to the Project. All such properties and assets are owned free and clear of all clouds to title and of all Liens, except Permitted Liens and Liens created under the TSVLP Security Agreement. All of the Operating Equipment described in Schedule B attached hereto is in a state of repair adequate for normal operations and is in all material respects in good working order.

          (g) Leases and Royalties. The Lands described in Schedule A attached hereto are not subject to any leases or other agreements other than the Mining Leases. The Lands described in Schedule A attached hereto are not subject to any Royalties burdening such Lands except as set forth in
     Schedule 5.7 to the Loan Agreement and the Mining Leases. For purposes hereof, "Royalties" shall mean all amounts payable as a share of the product or profit or profit from the Lands or any mineral products produced therefrom and includes without limitation, production payments, net profits interests, net smelter return royalties, landowner's royalties, minimum royalties, overriding royalties and royalty bonuses.

          (h) Agreements. Other than the Material Project Agreements, the Company is not a party to any agreement or instrument or subject to any charter or other corporate restriction adversely affecting its business or the Project. Except for failure to make payments required under certain of the Material Project Agreements, as set forth in the Loan Agreement, all such Material Project Agreements are in full force and effect and the Company is not (nor, to the Company's best knowledge, is any other party to such agreements) in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Material Project Agreement or any other agreement or instrument to which it is a party, the effect of which would have a material adverse effect on the financial condition, properties or operations of the Company or on the Collateral. Copies of all such Material Project Agreements have been delivered to the Lender and its counsel and are full, complete and current copies of such agreements.

          (i) Compliance with Laws. With respect to the Project and operations undertaken at the Project or in connection therewith, the Company, except as set forth in Schedule 5.9 of the Loan Agreement, has complied in all material respects with all applicable local, state and federal laws, including Environmental Laws, and regulations relating to the operation of the Project, and the Company is not aware of any investigation (other than a routine inspection) of the Company or the Project underway by any local, state or federal agency with respect to enforcement of such laws and regulations. The existing and planned use of the Project complies with all legal requirements, including, but not limited to, applicable zoning in ordinances, regulations and restrictive covenants affecting the Lands as well as all environmental, ecological, landmark and other applicable laws and regulations; and all requirements for such use have been satisfied. No release, emission or discharge into the environment of hazardous substances, as defined under any Environmental Law, has occurred or is presently occurring or will occur in operating the Project in its intended form in excess of federal or state permitted release levels or reportable quantities, or other concentrations, standards or limitations under the foregoing laws or under any other federal, state or local laws, regulations or governmental approvals in connection with the construction, ore treatment, fuel supply, power generation and transmission or waste disposal, or any other operations or processes relating to the Project. The Lands and the Company's use and proposed use thereof are not and will not be in violation of any environmental, occupational safety and health or other applicable law now in effect, the effect of which violation, in any case or in the aggregate, would materially adversely affect the Lands or the Company's use thereof, or which, in any case or in the aggregate, would impose a material liability on the Lender or jeopardize the interest of the Lender in the Lands. Except as set forth in Schedule 5.9 of the Loan Agreement, the Company has no knowledge of any past or existing violations of any such laws, ordinances or regulations issued by any governmental authority.

          (j) Permits Affecting Properties. The Company has obtained as set forth in Schedule 5.10 to the Loan Agreement all licenses, operating bonds (other than the reclamation bond required by the BLM), permits and approvals from all governments, governmental commissions, boards and other agencies required in respect to its present operations at the Project, but the Company does not warrant that those constitute all of the permits that will be required for the Project. Copies of all such Material Project Permits have been made available to the Lender and are full, complete and current copies of same.

          (k) Prior Security Interest. Except for the due and timely filing or recording of any Security Document (and except for the delivery to the Lender of any Collateral as to which possession is the only method of perfecting a security interest in or Lien on such Collateral), no further action is necessary to establish and perfect the Lender's prior security interest in or shared first Lien on all Collateral other than Collateral subject to Permitted Liens and the Lien created by the TSVLP Security Agreement.

     3.2 Affirmative Covenants. The Company covenants and agrees with the Lender that so long as any of the Indebtedness secured hereby remains unpaid (unless the Lender shall have otherwise consented in writing):

          (a) Due Payment. The Company will pay when due, or within any applicable grace periods with respect thereto, any and all amounts for which it is obligated under the terms of the Loan Agreement, and the Note and this Deed of Trust and will comply with all of the terms and provisions thereof and hereof;

          (b) Perfection; Maintenance of Liens. The Company shall promptly, at the Company's own expense and insofar as not contrary to applicable law, file and refile in such offices, at such times and as often as may be necessary, any instrument as may be necessary to create, perfect, maintain and preserve the lien and security interest intended to be created hereby and the rights and remedies hereunder; shall promptly furnish to the Lender evidence satisfactory to the Lender of all such filings and refilings; and otherwise shall do all things necessary or expedient to be done to effectively create, perfect, maintain and preserve the liens and security interests intended to be created hereby as a valid lien of first priority on real property and fixtures and a perfected security interest in personal property and fixtures, subject to Permitted Liens and the Lien created by the TSVLP Security Agreement, and hereby authorizes the Trustee and the Lender to file one or more financing or continuation statements, and amendments thereto, relative to any or all of the Collateral without the signature of the Company, where permitted by law;

          (c) Maintenance of Lands. The Company will (i) cause each of the agreements described in Part 1 of Schedule A and any water rights, rights of way, easements or privileges owned or hereafter acquired by or for the Project and necessary or appropriate to the operation of a mine or mines upon the Lands to be kept in full force and effect by the payment of whatever sums may become payable and by the fulfillment of whatever other obligations, and the performance of whatever other acts may be required to the end that forfeiture or termination of each such interest shall be prevented unless the termination, forfeiture or other relinquishment of the interest is authorized by any operating plan or plan of operations then in effect thereunder, (ii) conduct all mining and related operations in accordance with good and minerlike practice, (iii) timely perform adequate amounts of annual assessment work sufficient to maintain the unpatented mining claims listed on Schedule A so long as this Deed of Trust remains in effect, or timely pay all required federal claim maintenance fees required in lieu thereof, and timely record and file in the appropriate county and federal offices adequate affidavits and notices of the timely performance of such work or timely payment of such fees, and amend, relocate, locate new mining claims and apply for patents with respect to those unpatented mining claims as reasonably necessary to protect the Company's and the Lender's interest in the Collateral, (iv) permit the Lender, through its employees and agents, to enter upon the Lands for the purpose of investigating and inspecting the condition and operation of the Collateral, and do all other things necessary or proper to enable the Lender to exercise this right upon reasonable notice at such times as the Lender may reasonably request, and (v) do all other things necessary to preserve the Lender's interest in the Collateral;

          (d) Maintenance of Collateral. The Company will keep all Improvements, Operating Equipment, inventory and fixtures of every kind now or hereafter included in the Collateral in good working order, and all repairs, renewals, replacements, additions, substitutions and improvements needful to such end shall be promptly made;

          (e) Compliance with Laws. The Company will comply with all lawful rulings and regulations of each regulatory authority or governmental agency having jurisdiction over the Lands and the Project;

          (f) Payment of Obligations. The Company will pay when due all liabilities of any nature, including all liabilities for labor and material and equipment, incurred in or arising from the administration or operation of the Lands and the Project;

          (g) Protection of Collateral. The Company will protect every part of the Collateral from removal, destruction and damage, and will protect same from the doing or suffering to be done of any act, other than the use of the Collateral as hereby contemplated, whereby the value of the Collateral may be lessened;

          (h) Insurance. The Company will carry (i) workmen's compensation insurance covering persons who are employed by or for the benefit of the Project in compliance with applicable laws, and (ii) other insurance as required by the Mining Venture Agreement;

          (i) Further Assurances. The Company shall execute, acknowledge and deliver to the Lender such other and further instruments and do such other acts as in the opinion of the Lender may be necessary or desirable to effect the intent of this Deed of Trust, upon the reasonable request of the Lender and at the Company's expense;

          (j) Defend Title. If the title or the right of the Company or the Lender to the Lands or any other Collateral or any part thereof shall be attacked, either directly or indirectly, or if any legal proceedings are commenced against the Company, the Company shall promptly give written notice thereof to the Lender and, at the Company's own expense, shall proceed diligently to defend against any such attack or proceedings, and the Lender may take such independent action in connection therewith as it may, in its reasonable discretion, deem advisable to protect its interest in the Collateral, and all costs, expenses and reasonable attorneys' fees incurred by the Lender in connection therewith shall be a demand obligation owing by the Company to the Lender, and shall bear interest at the rate specified in the Loan Agreement from the date such expenses are incurred until paid, and shall be part of the Obligations;

          (k) Change in General Mining Law. In the event of the repeal or substantial modification of the current General Mining Law of 1872 during the term of the Loan Agreement and this Deed of Trust, such that the interest of the Company in those lands which are material to the exploration, development or operation of the Lands and the Project is modified or transformed, the Company will use its best efforts to retain its interest in those lands and will consult with the Lender to determine how best to preserve the interest of the Company and the Lender's interest in the affected Collateral, and the Company shall take no action, which in the reasonable opinion of the Lender or its counsel could adversely affect or impair the Lender's interest in the Collateral or under this Deed of Trust;

          (l) Information. The Company shall promptly furnish to the Lender such information concerning the Company, the Company's business affairs and financial condition, the Collateral and the operations and financial condition of the Company and the Project as the Lender may reasonably request in accordance with the Loan Agreement; and

          (m) Access. The Company shall keep proper books, records and accounts in which complete and correct entries shall be made of the Company's transactions in accordance with generally accepted accounting principles, and shall keep the records concerning the accounts and contract rights included in the Collateral at the Company's place of business, and the Lender shall have the right to inspect such records, and the Company shall furnish copies upon reasonable request and upon reasonable notice in accordance with the Loan Agreement.

     3.3 Negative Covenants. The Company covenants and agrees with the Lender that, so long as any of the Indebtedness secured hereby remains unpaid, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

          (a) No Disposition of Assets. Except as permitted under the Loan Agreement, dispose of any fixed or capital assets of the Company other than for full, fair and reasonable consideration enter into any sale and leaseback agreement covering any of its fixed or capital assets;

          (b) No Debt. Except as permitted under the Loan Agreement, incur, create, assume or permit any Debt to exist or incur, create or enter into any guaranty of any obligation of any other person or entity;

          (c) No Liens. Except as permitted under the Loan Agreement, create, assume or suffer to exist any Lien on any of the Project property, real or personal or mixed, whether now owned or hereinafter acquired, except Permitted Liens and the Lien created by the TSVLP Security Agreement;

          (d) Changes in Business. Except as permitted under the Loan Agreement, liquidate or dissolve, or enter into any consolidation, merger, or enter into any partnership, joint venture or other combination where such combination involves a contribution by the Company of all or a substantial portion of its assets, or sell, lease or dispose of its business or assets of the Company; or

          (e)  Changes  in  Activities.  Engage in any  business  activities  or
     operations   substantially   different   from  or  unrelated  to  the  gold
     exploration, development, mining or production business.

     3.4 Performance by the Lender. The Company covenants and agrees with the Lender that if the Company fails to perform any act which it is required to perform hereunder, or if the Company fails to pay any money which it is required to pay hereunder, the Lender may, but shall not be obligated to, perform or cause to be performed such act and may pay such money, and any expenses so incurred by the Lender, and any money so paid by the Lender shall be a demand obligation owing by the Company to the Lender, and shall bear interest at the rate specified in the Loan Agreement from the date of making such payment until paid and shall be a part of the Obligations hereby secured. No such advancement or expenditure thereof shall relieve the Company of any default under the terms of this Deed of Trust.


                                   ARTICLE IV
                        COLLECTION OF PRODUCTION PROCEEDS
                        ---------------------------------

     4.1 The Lender's Receipt of Production Proceeds. Pursuant to the assignment and security interest granted hereby, and except as provided in the agreements listed in Part 1 of Schedule A attached hereto, the Company has transferred and assigned to the Lender as collateral security all Minerals (and the Proceeds therefrom) which are extracted from or attainable to the Lands beginning on the date hereof. After an Event of Default, as defined in Article VI below, shall have occurred and is continuing and upon notice from the Lender (and subject to the terms and conditions of that Intercreditor Agreement between Lender and TSVLP of even date herewith, referred to hereinafter as the "Intercreditor Agreement"), all parties producing, purchasing and receiving Minerals or the Proceeds therefrom are authorized and directed to treat the Lender as the person entitled in the Company's place and stead to receive the same, and the Company hereby irrevocably appoints the Lender to serve as the Company's attorney-in-fact while this instrument is in force and effect for such purpose; and, further, those parties will be fully protected in so treating the Lender and will be under no obligation to see to the application by the Lender of any Proceeds received by it. In this connection, the Company agrees to furnish to the Lender promptly the name and address of each new or additional party who hereafter becomes a purchaser of such Minerals; and the Company further agrees that, if any Proceeds from such Minerals are hereafter paid to the Company, they shall constitute trust funds in the hands of the Company and after any Event of Default shall have occurred and be continuing shall be forthwith paid over by the Company to the Lender. The Company shall, if and when requested by the Lender, execute and file with any production purchaser a payment instruction or other instrument declaring the Lender to be entitled to the Proceeds and severed Minerals and instructing such purchaser to pay such Proceeds to the Lender.

     4.2 Application of Proceeds. All payments of Proceeds received by the Lender pursuant to Section 4.1 above shall be applied as follows:

          (a) first, to the payment of all accrued interest and fees then due and owing to the Lender on the Note or otherwise as of the date such application is made;

          (b) next, to the payment of all costs and expenses incurred in connection with the collection and receipt of all such Proceeds and all other unreimbursed expenses incurred pursuant to Section 6.4 below;

          (c) next, to the outstanding principal amount then due and owing to the Lender hereunder on the Loan as of the date that such application is made;

          (d) next, at the Lender's election, to the payment of any other Indebtedness then due and owing; and

          (e) next, the excess to the Company.

     After any Event of Default shall have occurred and been continuing, the Lender may at its option hold any surplus balances from payments of Proceeds received by the Lender pursuant to Section 4.1 for application to the indebtedness under the Note as it becomes due and payable.

     4.3 The Company's Payment Duties. Nothing contained herein will limit the Company's duty to make payment on the Indebtedness when the Proceeds received by the Lender pursuant to this Article IV are insufficient to pay the costs, interest and principal thereof then owing, and the receipt of Proceeds by the Lender will be in addition to all other security now or hereafter existing to secure payment of the Indebtedness.

     4.4 Liability of the Lender. The Lender has no obligation to enforce collection of any Proceeds and is hereby released from all responsibility in connection therewith except the responsibility to account for Proceeds actually received.

     4.5 Indemnification. The Company agrees to indemnify the Lender against all claims, actions, liabilities, losses, judgments, attorneys' and consultants' fees, costs and expenses and other charges of any description whatsoever (all of which are hereafter referred to in this Section 4.5 as "Claims") made against or sustained or incurred by the Lender as a consequence of the assertion, either before or after the payment in full of the Indebtedness, that the Lender received Minerals or Proceeds pursuant to this instrument. The Lender will have the right to employ attorneys and to defend against any Claims, and, unless furnished with satisfactory indemnity, the Lender will have the right to pay or compromise and adjust all Claims in its sole discretion, reasonably exercised. The Company shall indemnify and pay to the Lender all amounts as may be paid by the Lender in compromise or adjustment of any of the Claims or as may be adjusted against the Lender in respect of any of the Claims. The liabilities of the Company as set forth in this Section 4.5 will constitute Indebtedness and will survive the termination of this Instrument.

                                    ARTICLE V
                                   TERMINATION
                                   -----------

     5.1 Termination. Upon the payment in full of the Indebtedness pursuant to the terms and conditions of this Deed of Trust and the instruments evidencing the Indebtedness, or the forgiveness of the Indebtedness pursuant to the provisions of the Loan Agreement, this Deed of Trust shall become null and void. In such event, the within conveyance of the Collateral shall become of no further force and effect, all of the Collateral shall revert to the Company, and the entire right, title and interest of the Lender shall terminate. The Lender shall, promptly after the request of the Company, and at the Company's cost and expense, execute, acknowledge and deliver to the Company proper instruments evidencing the termination of this Deed of Trust and any Uniform Commercial Code financing statements filed in connection herewith, and the relinquishment of any right, interest, claim or demand in or to all or any portion of the Collateral. Otherwise, this Deed of Trust shall remain and continue in full force and effect.


                                   ARTICLE VI
                                     DEFAULT
                                     -------

     6.1 Events of Default. Any of the following events which shall occur and be continuing shall be called an "Event of Default:"

          (a) Failure by the Company duly to observe or perform any term, covenant, condition or agreement of this Deed of Trust which failure is not remedied to the Lender's satisfaction within five (5) days after written notice from the Lender to the Company; or

          (b) The occurrence of an Event of Default under the Loan Agreement;

          (c) The declaration of an Event of Default by TSVLP under the TSVLP Security Agreement; or

          (d) The occurrence of a default by the Company under the Mining Leases described in Part 1 of Schedule A hereto or the Mining Venture Agreement which is material to the operation of the Project and which not cured within the applicable grace period provided for in the pertinent Mining Lease or the Mining Venture Agreement, respectively.

     6.2 Acceleration. (a) In the case of an Event of Default, other than one referred to in Section 7.3 of the Loan Agreement, any obligation on the part of the Lender to make or continue the Loans shall terminate and the Lender may declare all sums of principal and interest outstanding on the Loans, and all other sums outstanding under or in respect of the Loan Agreement and this Deed of Trust, immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character (other than as stated in any of the foregoing sections of this Article VI), all of which are hereby expressly waived by the Company; and in the case of an Event of Default referred to in Section
7.3 of the Loan Agreement, the Lender's obligation to make or continue the Loans shall be canceled and the full amount of all outstanding Obligations and all other sums outstanding under or in respect of the Loan Agreement and this Deed of Trust shall automatically become immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, all of which are hereby expressly waived by the Company.

     6.3 Remedies Upon Event of Default. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender may elect to treat the fixtures included in the Collateral either as real property or as personal property, but not as both, and proceed to exercise such rights as apply to the type of property selected. The Lender may resort to any security given by this Deed of Trust, or to any other security now existing or hereafter given to secure the payment of any of the Indebtedness secured hereby, in whole or in part, and in such portions and in such order as may seem best to the Lender, in its sole discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits or liens created by this Deed of Trust or granted by applicable law. In any foreclosure proceeding or private sale, the Collateral may be sold in its entirety, and shall not be required hereunder to be sold parcel by parcel.

     6.4 Reimbursement of Expenses. All costs, expenses and reasonable attorneys' fees incurred by the Lender in protecting and enforcing its rights hereunder shall constitute a demand obligation owing by the Company to the Lender and shall draw interest at the rate specified in the Loan Agreement from the date such expenses are incurred until paid, all of which shall constitute a portion of the Indebtedness secured by this instrument pursuant to Article II hereof.

     6.5 Rights Upon Default. Upon the occurrence of any Event of Default, and at all times thereafter during which such Event of Default is continuing, in addition to all other rights and remedies herein conferred, the Lender shall have all of the rights and remedies of a beneficiary under a deed of trust granted by applicable law, and the Lender shall have all the rights and remedies of an assignee and secured party granted by applicable law, including the Uniform Commercial Code, and shall, to the extent permitted by applicable law, have the right and power, but not the obligation, to enter upon and take immediate possession of the Collateral or any part thereof, to exclude the Company therefrom, to the extent of the Company's interest therein at such time to take possession of the mining and milling operation thereon and the production from such operation, to remove any personal property included in the Collateral, to hold, use, operate, manage and control the Collateral, to make all such repairs, replacements, alterations, additions and improvements to the same as it may deem proper, to sell all of the severed and extracted Minerals included in the same, to demand, collect and retain all earnings, proceeds and other sums due or to become due with respect to the Obligations after charging against the receipts therefrom all costs, expenses, charges, damages and losses incurred by reason thereof plus interest thereon at the rate specified in the Loan Agreement as fully and effectually as if the Lender was the absolute owner of the Collateral and without any liability to the Company in connection therewith.

     6.6 Foreclosure or Sale of Collateral. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender, in lieu of or in addition to exercising any other power hereby granted, may, without notice, demand, or declaration of default, which are hereby waived by the Company except as expressly provided herein, proceed by an action or actions in equity or at law for the seizure and sale of the Collateral or any part thereof, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, for the foreclosure or sale of the Collateral or any part thereof under the judgment or decree of any court of competent jurisdiction, for the appointment or decree of a receiver pending any foreclosure hereunder or the sale of the Collateral or any part thereof, or for the enforcement of any other appropriate equitable or legal remedy.

     6.7 Disposal of Collateral. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender may require the Company to assemble the personal property included in the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to all parties. If notice is required by applicable law, thirty (30) days prior written notice of the time and place of any public sale or of the time after which any private sale or any other intended disposition thereof is to be made shall be reasonable notice to the Company. No such notice is necessary if such property is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. If the Lender reasonably believes that the Securities Act of 1933, or any other state or federal law, prohibits or restricts the customary manner of sale or distribution of any of such property, the Lender may sell such property privately, or in any other manner reasonably deemed advisable by the Lender, at such price or prices as the Lender determines in its reasonable discretion. The Company recognizes that such prohibition or restriction may cause such property to have less value than it otherwise would have and that, consequently, such sale or disposition by the Lender may result in a lower sales price than if the sale were otherwise held.

     6.8 Right of Sale. Upon the occurrence of any Event of Default, or at any time thereafter during which such Event of Default is continuing, the Lender, with or without entry, by itself or by its agents or attorneys, insofar as applicable, shall have the power and authority to invoke the power of sale, which is hereby granted to the Trustee. The Lender shall give written notice to the Trustee of its election to invoke the power of sale, and the Trustee shall give to the Company such notice of the Company's rights as is provided by law. The Trustee shall advertise the time and place of the sale of the real property included in the Collateral in such manner as is required by law and shall mail copies of such notice of sale to the Company and other persons as prescribed by law. After the lapse of such time as may be required by law, the Trustee, without demand on the Company, shall sell the real property included in the Collateral at public auction to the highest bidder for cash at the time and place and in one or more parcels as the Trustee may think best and in such order as the Trustee may determine. The Lender may become a purchaser at any such sale and shall have the right to credit the amount of its bid to the amount due to it. It shall not be obligatory upon any purchaser at any such sale to see to the proper application of the purchase money. The Lender shall be entitled to a receiver for the real property included in the Collateral upon or at any time after the election to invoke the power of sale, and shall be entitled to such receiver without notice, without regard to the solvency of the Company at the time of the application for the appointment of such receiver, and without regard to the then value of the real property included in the Collateral.

     6.9 Company's Obligations Upon Sale. Any sale of the Collateral, or any part thereof, pursuant to the provisions of this Article VI will operate to divest all right, title, interest, claim and demand of the Company in and to the property sold and will be a perpetual bar against the Company. Nevertheless, if if requested by the Trustee or the Lender to do so, the Company shall join in the execution, acknowledgment and delivery of all proper conveyances, assignments and transfers of the property so sold. Any purchaser at a foreclosure sale will receive immediate possession of the property purchased, and the Company agrees that if the Company retains possession of the property or any part thereof subsequent to such sale, the Company will be considered a tenant at sufferance of the purchaser, and will, if the Company remains in possession after demand to remove, be guilty of unlawful detainer and will be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.

     6.10 Liens and Rights Unaffected. The liens and rights created and granted hereby shall not affect or be affected by any other security taken by the Lender for the same debts or any part thereof. The Company shall have and assert no rights, under any statute or rule of law pertaining to the marshalling of assets, the exemption of homestead, the administration of estates of decedents, or other matters whatever, to defeat, reduce or affect the rights of the Lender under the terms of this Deed of Trust, to a sale of the Collateral for the collection of the Obligations secured hereby or the right of the Lender, under the terms of this Deed of Trust, to the payment of the Obligations secured hereby out of the proceeds of the sale of the Collateral in preference to every other person and claimant whatever.

     6.11 Application of Proceeds. The proceeds of any sale of the Collateral or any part thereof made pursuant to this Article VI shall be applied as follows:

          (a) First, to the payment of all out-of-pocket costs and expenses incident to the enforcement of this instrument, including, but not limited to, a reasonable compensation to the attorneys for the Lender;

          (b) Second, to the payment of the Indebtedness; and

          (c) Third, the remainder, if any, to be distributed as required by law or paid to the Company.

     6.12 Power of Attorney. If an Event of Default shall occur hereunder, the Company will, upon the request of the Lender, execute and deliver to such person or persons as may be designated by the Lender appropriate powers of attorney to act for and on behalf of the Company in all transactions with TSVLP or any other person owning an interest in the Lands or the Project and any governmental agency or entity having authority relating to any of the Collateral.

     6.13 Intercreditor Agreement. The rights and remedies granted to the Lender under the provisions of this Article VI shall be subject to the terms and conditions of the Intercreditor Agreement.

                                   ARTICLE VII
                            MISCELLANEOUS PROVISIONS
                            ------------------------

     7.1 No Waiver; Cumulative Remedies. All options, powers, remedies and rights herein granted to the Lender are continuing, cumulative and not exclusive, and the failure to exercise any such option, power, remedy or right upon a particular default or breach, or upon any subsequent default or breach, shall not be construed as waiving the right to exercise such option, power, remedy or right with respect to the Obligations secured hereby after its due date. No exercise of the rights and powers herein granted, and no delay or omission in the exercise of such rights and powers shall be held to exhaust the same or be construed as a waiver thereof, and every such right and power may be exercised at any time. Any and all covenants in this Deed of Trust may, from time to time, by instrument in writing signed by the Lender, be waived to such extent and in such manner as the Lender may desire, but no such waiver shall ever affect or impair the Lender's rights hereunder, except to the extent specifically stated in such written instrument. All changes to and modifications of this Deed of Trust must be in writing and signed by the Lender.

     7.2 No Release. No release from the lien of this Deed of Trust on any part of the Collateral shall in any way alter, vary or diminish the force, effect or lien of this Deed of Trust on the balance of the Collateral.

     7.3 Severability; References. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, the remaining provisions hereof shall be liberally construed in favor of the Lender in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. Any reference herein contained to the statutes or laws of a state in which no part of the Collateral is situated shall be deemed to be inapplicable to, and not used in, the interpretation hereof.

     7.4 Subrogation. This Deed of Trust is made with full substitution and subrogation of the Lender in and to all covenants and warranties by others heretofore given or made in respect of the Collateral or any part thereof.

     7.5 No Duties. No provision of this Deed of Trust shall be construed to impose upon the Lender a duty to perform any of the covenants and Obligations of the Company.

     7.6 Assignment of Rights. This Deed of Trust will be deemed to be, and may be enforced from time to time as, an assignment, chattel mortgage, contract or security agreement, and from time to time as any one or more thereof as is appropriate under applicable state law.

     7.7 Recording References. All recording references in Schedule A are to the real property records of the county in which the Lands are located.

     7.8 Counterparts. This Deed of Trust may be executed in several original counterparts and each counterpart shall be deemed to be an original for all purposes, and all counterparts shall together constitute but one and the same instrument.

     7.9 Notices. All deliveries hereunder shall be deemed to have been duly made if actually delivered, of if mailed by registered or certified mail, postage prepaid, to the addresses first set forth hereinabove. Each party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

     7.10 Successor Trustee. The Lender may appoint a successor trustee at any time to operate the trust created by this Deed of Trust by recording, in the office of the Eureka County Clerk and Recorder, a substitution of trustee in conformance with Nevada law. From the time the substitution is recorded, the new trustee shall succeed to all the powers, duties, authority and title of the Trustee named herein or of any successor trustee. Each such substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

     7.11 Binding Effect. The terms, provisions, covenants and conditions hereof shall bind and inure to the benefit of the respective successors and assigns of the Company and of the Lender.

     7.12 Usury Laws. No provision of the Note or other instrument constituting or evidencing any of the Indebtedness or any other agreements between the parties shall require the payment or permit the collection of interest in excess of the maximum non-usurious rate which the Company may agree to pay under applicable laws. The intention of the parties being to conform to applicable usury laws now in force, the interest on the principal amount of the Note and the interest on other amounts due under and/or secured by this Deed of Trust shall be held to be subject to reduction to the amount allowed under said applicable usury laws as now or hereafter construed by courts having jurisdiction, and any excess interest paid shall be credited to Company.

     7.13 Governing Law. The terms and conditions of this Deed of Trust shall be governed by the laws of the State of Nevada, without regard to its rules concerning conflicts of laws.

     7.14 Further Assurances. At the request of either party hereto, the other party shall execute and deliver any further instruments, agreements, documents or other papers and take such other actions as may be reasonably requested by either party to effect the purposes of this Deed of Trust and the transactions contemplated hereby.

     7.15 Public Announcements. Each party shall obtain the prior written consent of the other party to this Deed of Trust before making any public announcement with respect to this Deed of Trust, any related agreement or the transactions contemplated hereunder or thereunder, unless counsel for the disclosing party advises it that such public announcement is required under applicable laws or securities exchange regulations (in which case such public announcement shall be made only after the text of such announcement has been disclosed to the other parties with reasonable advance notice).

IN WITNESS WHEREOF, the Company and the Lender have caused this Deed of Trust to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                         GOLD CAPITAL CORPORATION
                                         a Colorado corporation



                                         By: /S/  BILL M. CONRAD
                                            -----------------------------------
                                              Bill M. Conrad            (Name)
                                            -----------------------------------
                                              Pres                     (Title)
                                            ------------------------------------

                                         GLOBEX MINING ENTERPRISES, INC., a
                                         Quebec corporation



                                         By:
                                            ------------------------------------
                                                                         (Name)
                                            ------------------------------------
                                                                         (Title)
                                            ------------------------------------

                                 ACKNOWLEDGMENTS
                                 ---------------




STATE OF COLORADO                 )
                                  ) ss.
COUNTY OF ARAPAHOE                )


     The foregoing instrument was acknowledged before me on January 16th, 1997, by , Bill Conrad as Pres of GOLD CAPITAL CORPORATION, a Colorado corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Deed of Trust first above written.



                                               ---------------------------------
                                               Notary Public

     My Commission expires: 12/23/98
                            ---------

                                 ACKNOWLEDGMENTS
                                 ---------------




STATE OF                  )
                          ) ss.
COUNTY OF                 )


     The foregoing instrument was acknowledged before me on January __, 1997, by Jack Stoch as President of GLOBEX MINING ENTERPRISES INC., a Quebec corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this Deed of Trust first above written.



                                               ---------------------------------
                                               Notary Public

     My Commission expires:
                             ---------------------

                           SCHEDULE A to Deed of Trust


                                     (Lands)

                           SCHEDULE B to Deed of Trust


                              (Operating Equipment)